SMITH BARNEY FUNDAMENTAL VALUE  FUND INC.


Supplement dated February 1, 1996 to Prospectuses*


The following information supplements, and should be read in conjunction with, the disclosure found in the prospectus of the Smith Barney Fundamental Value Fund Inc.


TELEPHONE REDEMPTION AND EXCHANGE PROGRAM FOR SHAREHOLDERS
WHO DO NOT HAVE A SMITH  BARNEY BROKERAGE ACCOUNT


Certain shareholders may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data Investor Services Group, Inc. (the "Transfer Agent") at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guara-ntee when making his/her initial investment in the Fund.)

	Redemptions.   Redemption requests of up to $10,000 of any class or classes of the Fund's shares  may be made by eligible shareholders by calling the
Transfer Agent at (800) 451-2010.  Such requests may be made between 9:00 a.m.
and 4:00 p.m. (New York City time) on any day the New York Stock Exchange,
Inc. ("NYSE") is open.  Redemptions of  shares (i) by retirement plans or
(ii)  for  which certificates have been issued are not permitted under this program.

	A shareholder  will have the option of having the redemption proceeds mailed to his/her address of record  or wired to a bank account predesignated by the shareholder.  Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request.  In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent with a member bank.  The Fund reserves the right to charge shareholders a nominal fee for each wire redemption.  Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed.  In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the
protection of the shareholder's assets, will be required to provide a signature guarantee and  certain other documentation.

	Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

	Additional Information regarding Telephone Redemption and Exchange Program.
Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine.  The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required  and phone calls may be recorded).  The Fund reserves the right  to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

The following information modifies the disclosure found in the Fund's Prospectus under the heading, "Redemption of Shares:"

Any signature appearing on a written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record.

	Employees of members of the National Association of Securities Dealers, Inc.
may purchase Class A shares of the Fund at net asset value.

	Effective June 22, 1995 purchases of Class A shares of the Fund by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs may be made at net asset value without a sales charge.